EXHIBIT 23.3

                       CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Registration Statement of Comfort Systems USA, Inc. on Form S-4 of our report dated February 24, 1998 relating to the financial statements of Shambaugh & Son, Inc. as of December 31, 1997 and for the year then ended.

/s/ CROWE, CHIZEK AND COMPANY LLP

April 2, 1999

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